Merger Announcement

Park Sterling Corporation and
Provident Community Bancshares, Inc.
March 5, 2014

Forward Looking Statements

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that a closing condition to the merger may not be satisfied; risks related to the failure of Provident Community to satisfy the closing condition related to its net worth; synergies and other financial benefits from the proposed merger may not be realized within the expected time frames; costs or difficulties related to integration matters might be greater than expected; inability to obtain governmental approvals of the combination on the proposed terms and schedule; failure of Provident Community's stockholders to approve the merger; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, and other similar matters with respect to Park Sterling or Provident Community; failure to effectively redeploy resources from custody business to the core asset management business; failure to generate an adequate return on investment related to the Richmond loan production office or other hiring initiatives; failure to generate future growth in metropolitan market loan balances; the effects of negative or soft economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses of Park Sterling or Provident Community; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; of Park Sterling or Provident Community; deterioration in the value of securities held in the investment securities portfolio of Park Sterling or Provident Community; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling or Provident Community of a potential increasing rate environment; the potential impacts of any additional government shutdown and further debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling or Provident Community, other uses of capital, the financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's or Provident Community's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Primary Merger Benefits

PARKSTERLING PROVIDENT COMMUNITY BANK

Attractive Strategically

- Advances strategy of building a regional community bank in the Carolinas and Virginia
  - Strengthens position in Charlotte-Concord-Gastonia MSA
  - Improves branch density in the Upstate and Midlands regions of South Carolina
- Opportunity to expand relationships with Provident Community customers
  - Stronger balance sheet to support borrowing needs
  - Broader array of products and service offerings
- Complementary transaction timing with recent expansion into Virginia

Attractive Financially

- Transaction generates attractive returns and a compelling leverage opportunity
  - Substantial cost save opportunities (consistent with an in-market merger) provide solid base for attractive earnings accretion, TBV payback and internal rate of return
  - Low cost deposit base and large investment portfolio provide opportunity to accelerate returns through redeployment into loan originations

Attractive Risk Profile

- Thorough due diligence process
  - Strong knowledge of markets and familiarity with many credit customers
  - Experienced internal staff
- Low integration risk profile
  - Deep management infrastructure with proven integration track record
  - Provident Community utilizes common JHA SilverLake™ platform

Transaction Overview

PARKSTERLING PROVIDENT COMMUNITY BANK

Provident Community:	• 80 year-old franchise with 97% core deposits[1] • Enhances branch density in key markets • In-market merger reduces integration risk and improves cost savings
Merger Consideration:	• $0.78 per share cash to common shareholders ($1.4 million) • $550 per share cash to preferred shareholder ($5.1 million; 45% TARP discount) • Total consideration $6.5 million (100% cash)
Merger-Related Expenses:	• $3.0-3.5 million (pre-tax) • Anticipated to incur over 12-15 months
Potential Cost Savings:	• Anticipate cost savings of at least 40% of acquired non-interest expense base • Anticipate at least 75% of cost savings to be achieved within first year
Merger Financial Criteria:	• Base case earnings per share accretion > 12% (with full cost saves) • Base case tangible book value per share dilution payback < 3.0 years • Base case internal rate of return > 15% • Opportunity to leverage financial results through redeployment of securities portfolio
Other Considerations:	• No change to Park Sterling executive management or board of directors • Anticipate retaining key members of Provident Community management and branch personnel
Conditions and Approvals:	• Customary closing conditions, plus minimum net worth threshold • Approval of Park Sterling and Provident Community board of directors • Approval of Provident Community common shareholders[2] • Approval of Provident Community preferred shareholder[3] • Requisite federal and state regulatory approvals
Anticipated Closing:	• Second Quarter 2014*

** Subject to requisite shareholder and regulatory approvals.*

1 – Core deposits exclude deposits >$250,000 and brokered deposits. 2 – PCBS vote requires simple majority of outstanding shares. 3 – Preliminary consent received from U.S. Treasury.

Pro Forma Franchise

PARKSTERLING PROVIDENT COMMUNITY BANK

- Attractive extension of existing branch network
  - Markets and customers well known to management team
  - Opportunity to offer broader product line and service offerings to new customers
- Enhances position as premier community bank franchise in the Charlotte-Concord-Gastonia MSA
  - Expands branch network from 17 to 20 locations
  - Increases deposits from $876 million to $929 million
  - Solidifies #7 deposit market share
- Enhances branch density in several markets

I am PARKSTERLING ...You can count on me.



Richmond
VA
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
SC
Wilmington
Charleston
GA
95
85
26
PSTB Branch (44)
PSTB Loan Production (1)
PCBS Branch (9)

Source: SNL Financial; Deposit market share data as of June 30, 2013

Pro Forma Deposit Market Share

- Enhances branch density in several markets (see Appendix for market details)
  - Charlotte-Concord-Gastonia MSA (#7 deposit market share)
  - Greenville-Anderson-Mauldin MSA (#15 deposit market share)
  - Spartanburg MSA (#11 deposit market share)
  - Columbia MSA (#14 deposit market share)

Charlotte-Concord-Gastonia, NC-SC MSA

2013 Rank	Institution	# of Branches	2013 Deposits ($mm)	2013 Market Share
1	Bank of America Corp.	65	$163,132	76.95 %
2	Wells Fargo & Co.	96	30,469	14.37
3	BB&T Corp.	71	5,459	2.57
4	Fifth Third Bancorp	41	1,896	0.89
5	SunTrust Banks Inc.	38	1,435	0.68
6	First Citizens BancShares Inc.	36	1,430	0.67
7	**PRO FORMA COMBINED**	**20**	**929**	**0.43**
7	**Park Sterling Corp.**	**17**	**876**	**0.41**
8	Yadkin Financial Corp.	18	681	0.32
9	BNC Bancorp	7	570	0.27
10	First Citizens Bancorp. Inc.	13	514	0.24
11	First Financial Holdings Inc.	8	479	0.23
12	PNC Financial Services Group Inc.	15	466	0.22
13	F & M Financial Corp.	11	444	0.21
14	CommunityOne Bancorp	15	419	0.20
15	Regions Financial Corp.	3	301	0.14
40	**Provident Community Bancshares**	**3**	**53**	**0.02**

South Carolina

2013 Rank	Institution	# of Branches	2013 Deposits ($mm)	2013 Market Share
1	Wells Fargo & Co.	146	$13,308	19.43 %
2	Bank of America Corp.	100	9,067	13.24
3	BB&T Corp.	115	7,446	10.87
4	First Citizens Bancorp. Inc.	160	6,387	9.33
5	First Financial Holdings Inc.	109	4,974	7.26
6	Toronto-Dominion Bank	74	3,407	4.98
7	Synovus Financial Corp.	42	2,597	3.79
8	SunTrust Banks Inc.	52	1,962	2.87
9	Palmetto Bancshares Inc.	31	960	1.40
10	Regions Financial Corp.	30	817	1.19
11	CNB Corp.	15	783	1.14
12	**PRO FORMA COMBINED**	**30**	**731**	**1.07**
12	Carolina Financial Corp.	12	723	1.06
13	Security Federal Corp.	12	645	0.94
14	Southern First Bancshares Inc.	8	634	0.93
15	First Community Corp.	12	552	0.81
16	**Park Sterling Corp.**	**21**	**454**	**0.66**
40	**Provident Community Bancshares**	**9**	**278**	**0.41**

Source: SNL Financial; Deposit market share data as of June 30, 2013.

Provident Community Franchise

PARKSTERLING PROVIDENT COMMUNITY BANK

Balance Sheet Profile

	Consolidated 2013Q4		Bank 2013Q4	
	$	%	$	%
Cash & investments	$ 19,184	5.9%	$ 19,209	6.0%
Securities	166,949	51.7%	166,949	51.8%
Total loans	116,599	36.1%	116,599	36.2%
Allowance for loan losses	(3,229)	-1.0%	(3,229)	-1.0%
OREO	3,674	1.1%	3,674	1.1%
BOLI	8,461	2.6%	8,461	2.6%
Other assets	11,230	3.5%	10,852	3.4%
Total assets	$ 322,868	100.0%	$ 322,515	100.0%
Demand deposits	$ 46,960	14.5%	$ 46,960	14.6%
Other deposits	215,705	66.8%	215,763	66.9%
FHLB and S-T borrowings	42,432	13.1%	42,432	13.2%
Subordinated debt	12,372	3.8%	-	0.0%
Other liabilities	4,763	1.5%	3,553	1.1%
Total liabilities	322,232	99.8%	308,708	95.7%
Equity	636	0.2%	13,807	4.3%
Total liabilities and equity	$ 322,868	100.0%	$ 322,515	100.0%
Tier 1 leverage ratio	3.95%		7.01%	
Total risk-based capital ratio	14.93%		15.44%	
90+ days past due			$ 119	0.10%
Nonaccrual loans			12,243	10.50%
Nonperforming assets			17,932	5.56%

- Strong community banking franchise
  - Founded in 1934
  - Nine offices (eight full-service branches) across five counties in South Carolina
  - Workforce of approximately 70 FTE
  - Loyal customer relationships
- Financial profile
  - $323 million in total assets at 2013Q4
  - $186 million in cash and securities (58% of total assets)
  - $117 million in loans (36% of total assets)
  - Profitable at bank level
- Recent events
  - Entered into Written Agreement with Federal Reserve on May 20, 2011
  - Entered into Consent Order with OCC on December 21, 2010

Source: Provident Community and SNL Financial
Unaudited $ in thousands

Benefits to Provident Community

PARKSTERLING PROVIDENT COMMUNITY BANK

Advantages to Stockholders

- Announced deal value represents 152% premium to current market price[1]
  - Cash consideration provides certainty of deal value
- Strong pro forma financial profile
  - Solution to Consent Order and Written Agreement
- Confident in transaction closing
  - No financing contingencies
  - Park Sterling offers strong regulatory standing

Advantages to Customers, Employees and Communities

- Strengthened ability to meet local borrowing needs
  - Strong pro forma capitalization and liquidity
  - Local market knowledge and decision making
- Enhanced distribution capabilities
  - Larger branch network
  - Distinctive electronic capabilities
- Enhanced products and service offerings
  - Wealth Management, Mortgage Banking, Treasury Services, Retail Banking, etc.

1 – Based on Provident Community's closing market price of $0.31 per share on March 3, 2014 (OTCBB: PCBS).

Pro Forma Balance Sheet

PARKSTERLING PROVIDENT COMMUNITY BANK

- Increases aggregate balance sheet
  - Total assets increase $321 million (16%) to $2.28 billion
  - Total cash and securities increase $179 million (39%) to $641 million
    - Significant opportunity to leverage financial results through redeployment into loan originations
  - Total loans increase $101 million (8%) to $1.40 billion
  - Total deposits increase $263 million (16%) to $1.86 billion

Provident Community	Park Sterling	Pro Forma Combined
Cash & Equivalents $19.2	Cash & Equivalents $55.1	Cash & Equivalents $67.0
Securities $166.9	Securities $407.4	Securities $574.3
Loans $116.6	Loans $1,298.2	Loans $1,399.4
Total Assets $322.9	Total Assets $1,960.8	Total Assets $2,281.6
Deposits $262.7	Deposits $1,599.9	Deposits $1,862.7
Capital $0.6	Capital $262.1	Capital $262.1

Unaudited; $ in millions; as of December 31, 2013. Includes estimated acquisition accounting fair market value adjustments.

Pro Forma Loans

- Loan mix shifts slightly
  - C&I and owner-occupied increase from 28.4% to 29.0% of total loans
  - Commercial real estate loans decrease from 26.2% to 25.7% of total loans
  - A,C&D loans decrease from 14.2% to 14.0% of total loans

Provident Community


Individual 2.1%
Other 0.3%
C&I and Owner-occupied 34.6%
1-4 Family and HELOC 31.1%
A,C&D 12.2%
Comm'l RE 19.7%

Park Sterling


Individual 1.3%
Other 0.8%
C&I and Owner-occupied 28.4%
1-4 Family and HELOC 29.1%
A,C&D 14.2%
Comm'l RE 26.2%

Combined


Individual 1.4%
Other 0.8%
C&I and Owner-occupied 29.0%
1-4 Family and HELOC 29.3%
A,C&D 14.0%
Comm'l RE 25.7%

Loan Composition	Amount	%
C&I and Owner-occupied	$ 40,370	34.6%
Comm'l RE	22,979	19.7%
A,C&D	14,250	12.2%
1-4 Family and HELOC	36,219	31.1%
Individual	2,447	2.1%
Other	334	0.3%
Total loans	$ 116,599	100.0%

Loan Composition	Amount	%
C&I and Owner-occupied	$ 369,466	28.4%
Comm'l RE	340,256	26.2%
A,C&D	184,067	14.2%
1-4 Family and HELOC	378,041	29.1%
Individual	16,809	1.3%
Other	10,337	0.8%
Total loans	$ 1,298,976	100.0%

Loan Composition	Amount	%
C&I and Owner-occupied	$ 409,836	29.0%
Comm'l RE	363,235	25.7%
A,C&D	198,317	14.0%
1-4 Family and HELOC	414,260	29.3%
Individual	19,256	1.3%
Other	10,671	0.7%
Total loans	$ 1,415,575	100.0%

Unaudited; $ in thousands; as of December 31, 2013. Does not include estimated acquisition accounting fair market value adjustments.

Pro Forma Deposits

- Enhances deposit mix
  - Noninterest bearing demand deposit balances increase from 16.0% to 16.3% of total deposits
  - Brokered balances decrease from 10.4% to 8.9% of total deposits
  - Core deposits[1] increase from 87.9% to 89.2% of total deposits
- Provides significant excess deposits to help fund anticipated loan originations

Provident Community


Brokered deposits 0.0%
Demand deposits 17.9%
Time deposits 38.8%
MMDA, NOW and Savings 43.3%

Deposit Composition	Amount	%
Demand deposits	$ 46,960	17.9%
MMDA, NOW and Savings	113,827	43.3%
Time deposits	101,878	38.8%
Brokered deposits	-	0.0%
Total deposits	$ 262,665	100.0%
Core deposits [1]	*$ 254,760*	*97.0%*

Park Sterling


Brokered deposits 10.4%
Demand deposits 16.0%
Time deposits 27.6%
MMDA, NOW and Savings 46.0%

Deposit Composition	Amount	%
Demand deposits	$ 255,861	16.0%
MMDA, NOW and Savings	736,039	46.0%
Time deposits	441,999	27.6%
Brokered deposits	165,985	10.4%
Total deposits	$ 1,599,885	100.0%
Core deposits [1]	*$ 1,406,354*	*87.9%*

Combined


Brokered deposits 8.9%
Demand deposits 16.3%
Time deposits 29.2%
MMDA, NOW and Savings 45.6%

Deposit Composition	Amount	%
Demand deposits	$ 302,821	16.3%
MMDA, NOW and Savings	849,866	45.6%
Time deposits	543,877	29.2%
Brokered deposits	165,985	8.9%
Total deposits	$ 1,862,550	100.0%
Core deposits [1]	*$ 1,661,114*	*89.2%*

Unaudited; $ in thousands; as of December 31, 2013. Does not include estimated acquisition accounting fair market value adjustments.
1 – Core deposits exclude brokered deposits and time deposits > $250,00.

Attractive Cost of Deposits

PARKSTERLING PROVIDENT COMMUNITY BANK

- Total deal value represents low 2.47% of total deposits
  - Attractive compared to 9.70% average for open bank transactions in Target Market[1] since August 2010
  - Attractive compared to 8.92% announced for Citizens South partnership (May 2012) and 6.53% announced for Community Capital partnership (March 2011)
- Steadily decreasing trend in cost of acquired deposits
  - 0.39% cost of interest-bearing deposits at 2013Q4

PCBS Cost of Interest-Bearing Deposits



0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.82%
0.69%
0.58%
0.52%
0.50%
0.48%
0.46%
0.43%
0.41%
0.39%
2011Q3
2011Q4
2012Q1
2012Q23
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

Target Market: Total Deal Value to Total Acquired Deposits (%)



25.00
20.00
15.00
10.00
5.00
-
Provident Community (February 2014)
Citizens South (May 2012)
Community Capital (March 2011)
Average 9.70%
2/24/2014 2.47
1/27/2014 15.40
12/18/2013 12.99
12/18/2013 10.70
11/1/2013 23.23
9/30/2013 14.42
9/9/2013 17.83
8/28/2013 0.30
6/10/2013 0.26
6/10/2013 17.95
5/31/2013 3.88
5/6/2013 9.13
2/20/2013 11.50
2/15/2013 7.22
1/30/2013 20.82
1/24/2013 9.92
9/25/2012 6.84
9/21/2012 8.67
8/28/2012 7.47
8/2/2012 6.98
6/13/2012 7.20
6/4/2012 9.62
5/14/2012 8.92
5/3/2012 6.36
3/27/2012 6.29
3/1/2012 16.47
12/21/2011 7.36
12/20/2011 5.97
11/14/2011 11.41
10/5/2011 13.25
9/21/2011 1.40
9/8/2011 22.26
6/20/2011 16.08
4/28/2011 1.97
4/27/2011 1.59
3/31/2011 6.53
2/23/2011 4.76
12/16/2010 7.99
11/19/2010 7.76

Source: SNL Financial

1 – Target Market includes North Carolina, South Carolina and Virginia.

Pro Forma Capital and Liquidity

PARKSTERLING PROVIDENT COMMUNITY BANK

Tangible Common Equity to Tangible Assets


PCBS
PSTB
Pro Forma
Pro Forma (Adj)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-2.7%
11.8%
9.9%
10.1%

- Pro forma capital and liquidity remain strong
  - Assuming balance sheet is adjusted for expected repayment of Provident Community's short-term and FHLB borrowings
    - TCE/TA 10.1%
    - Tier 1 leverage 9.7%
    - Liquidity ratio 22.2%
- Opportunity to profitably deploy excess capital in a low-risk partnership

Tier 1 Leverage Ratio


PCBS
PSTB
Pro Forma
Pro Forma (Adj)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
4.0%
11.6%
9.5%
9.7%

Liquidity Ratio


PCBS
PSTB
Pro Forma
Pro Forma (Adj)
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
39.8%
21.4%
24.0%
22.2%

Unaudited; as of December 31, 2013. Includes preliminary acquisition accounting fair market value adjustments and assumes liquidation of PCBS investment portfolio..

Credit Due Diligence

PARKSTERLING PROVIDENT COMMUNITY BANK

Due Diligence Approach

- Thorough due diligence process performed by Park Sterling personnel
  - Experienced team with deep knowledge of Provident Community's footprint
  - Reviewed 162 files representing 63% of total loan exposure
  - Included 77% of commercial and 29% of consumer exposures
  - Included 72% of classified grades and 69% of criticized grades

Due Diligence Results

- Provident Community proactive in addressing loan portfolio since beginning of Great Recession cycle
  - Reduced A,C&D exposure by over 80%
  - Reduced total portfolio by over 57%
  - Recorded aggregate NCOs of $23.5 million, or 9.2% of December 31, 2008 loan portfolio
- Preliminary gross credit mark of $13 million, or 10.7% of remaining portfolio

Provident Community Loan Portfolio Trends

	2008	2009	2010	2011	2012	2013	Total NCOs	Other Reduction	*Total %*
A,C&D	$ 75,923	$ 54,968	$ 34,653	$ 28,935	$ 19,971	$ 15,077	$ 9,900	$ 50,946	*80.1%*
Residential	71,727	62,697	55,841	46,083	40,520	36,849	2,657	32,221	*48.6%*
CRE	97,550	99,884	89,646	69,541	55,508	56,524	7,424	33,602	*42.1%*
C&I	28,904	29,993	17,825	12,123	8,904	9,910	1,885	17,109	*65.7%*
Consumer	9,923	6,142	4,703	3,277	2,690	2,394	899	6,630	*75.9%*
Other	1,547	2,375	3,719	682	189	572	77	898	*63.0%*
Total	$285,574	$256,059	$206,387	$160,641	$127,782	$121,326	$ 22,842	$141,406	*57.5%*

Unaudited; $ in thousands

Conclusions

PARKSTERLING PROVIDENT COMMUNITY BANK

Attractive Contribution to Franchise

- Advances strategy of building a regional community bank in the Carolinas and Virginia
  - Strengthens position in Charlotte-Concord-Gastonia MSA
  - Improves branch density in Upstate and Midlands regions of South Carolina
- Complementary source of core deposits to fund anticipated loan growth
  - Low deal value relative to acquired deposits
- Opportunity to expand relationships with Provident Community customers
  - Stronger balance sheet and broader products and service offerings

Attractive Financial Results

- Achieves internal financial criteria for merger transactions
  - Base case earnings per share accretion > 12% (with full cost saves), tangible book value per share dilution payback < 3 years and internal rate of return > 15%
  - Significant opportunity to leverage financial results through redeployment of securities portfolio
- Maintains strong pro forma financial profile
  - Available capital and liquidity to support growth initiatives
- Identifiable cost savings and proximity to current franchise reduce transaction risk

Financial estimates based on Company forecasts and assumptions.

Q & A

Appendix:

Enhanced Presence in Key SC MSAs

Greenville-Anderson-Mauldin, SC

2013 Rank	Institution (ST)	2013 Number of Branches	2013 Total Deposits in Market ($000)	2013 Total Market Share (%)
1	Wells Fargo & Co. (CA)	28	2,243,014	16.38
2	BB&T Corp. (NC)	28	1,749,543	12.78
3	Bank of America Corp. (NC)	18	1,618,435	11.82
4	Toronto-Dominion Bank	23	1,315,677	9.61
5	SunTrust Banks Inc. (GA)	26	920,418	6.72
6	First Financial Holdings Inc. (SC)	14	762,141	5.57
7	First Citizens Bancorp. (SC)	19	727,500	5.31
8	Palmetto Bancshares Inc. (SC)	19	622,605	4.55
9	Southern First Bancshares Inc (SC)	4	462,934	3.38
10	Travelers Rest Bancshares Inc (SC)	9	449,958	3.29
15	**PRO FORMA COMBINED**	**11**	**217,841**	**1.59**
17	**Park Sterling Corporation (NC)**	**9**	**161,972**	**1.18**
27	**Provident Community Bancshares**	**2**	**55,869**	**0.41**

Spartanburg, SC

2013 Rank	Institution (ST)	2013 Number of Branches	2013 Total Deposits in Market ($000)	2013 Total Market Share (%)
1	BB&T Corp. (NC)	9	535,120	13.73
2	Wells Fargo & Co. (CA)	9	486,038	12.47
3	SunTrust Banks Inc. (GA)	6	475,384	12.20
4	First Citizens Bancorp. (SC)	12	459,888	11.80
5	Bank of America Corp. (NC)	6	366,538	9.41
6	Arthur Financial Corp. (SC)	12	304,617	7.82
7	Carolina Alliance Bank (SC)	1	200,048	5.13
8	First South Bancorp Inc. (SC)	2	168,487	4.32
9	Capital Bank Finl Corp (FL)	3	163,337	4.19
10	Palmetto Bancshares Inc. (SC)	6	141,551	3.63
11	**PRO FORMA COMBINED**	**4**	**127,719**	**3.28**
11	**Provident Community Bancshares**	**3**	**120,279**	**3.09**
19	**Park Sterling Corporation (NC)**	**1**	**7,440**	**0.19**

Columbia, SC

2013 Rank	Institution (ST)	2013 Number of Branches	2013 Total Deposits in Market ($000)	2013 Total Market Share (%)
1	Wells Fargo & Co. (CA)	30	4,740,032	30.27
2	Bank of America Corp. (NC)	22	3,815,833	24.37
3	BB&T Corp. (NC)	23	2,091,709	13.36
4	First Citizens Bancorp. (SC)	29	1,530,001	9.77
5	Synovus Financial Corp. (GA)	12	797,969	5.10
6	Toronto-Dominion Bank	15	633,722	4.05
7	First Community Corp. (SC)	9	377,561	2.41
8	First Financial Holdings Inc. (SC)	6	364,018	2.32
9	First Palmetto Financial Corp. (SC)	8	254,351	1.62
10	Southern First Bancshares Inc (SC)	3	145,127	0.93
14	**PRO FORMA COMBINED**	**2**	**81,957**	**0.52**
18	**Provident Community Bancshares**	**1**	**48,706**	**0.31**
22	**Park Sterling Corporation (NC)**	**1**	**33,251**	**0.21**

Source: SNL Financial; Deposit market share data as of June 30, 2013.